Information Statement
                     Pursuant to Section 14(c)
              of the Securities Exchange Act of 1934




Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

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                          MILLIONAIRE.COM
           (Name of Registrant As Specified In Charter)
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Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


1) Title of each class of securities to which transaction applies:
Common Stock, $0.001 par value
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2) Aggregate number of securities to which transaction applies:
10,997,237.
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3) Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4) Proposed maximum aggregate value of transaction
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5) Total fee paid
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:
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2)Form, Schedule or Registration Statement No.:
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3)Filing Party:
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4)Date Filed:






























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                          MILLIONAIRE.COM

                       INFORMATION STATEMENT

                 ACTION OF A MAJORITY IN INTEREST
                          OF STOCKHOLDERS
                     ________________________


     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
TO SEND US A PROXY

     NOTICE IS HEREBY GIVEN TO ALL STOCKHOLDERS THAT AN ACTION OF
A MAJORITY IN INTEREST OF STOCKHOLDERS (THE "ACTION") OF
MILLIONAIRE.COM (THE "COMPANY") WILL BE TAKEN AS SOON AS PRACTICAL AFTER MARCH 15, 2002.


     1) To amend the Company's Certificate of Incorporation to change the name of the Company from "MILLIONAIRE.COM" to "PARAMOUNT HOLDING CORP";



     STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY
28, 2002 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION.

                    BY THE ORDER OF THE BOARD OF DIRECTORS

                    /S/  WARREN GUY, PRESIDENT


March 18, 2002

                          MILLIONAIRE.COM
                     18 PLANTATION PARK DRIVE
                        BLUFFTON, SC 29910

              INFORMATION STATEMENT FOR STOCKHOLDERS


     The Board of Directors of Millionaire.com, a Nevada corporation (the "Company") is furnishing this INFORMATION STATEMENT to stockholders in connection with an Action of Majority in Interest of Stockholders of the Company to advise you of a certain action that will be taken as soon as practical after February 28, 2002, related to a transaction approved by the Board of Directors as described herein.

     Specifically, the action to be taken is a change in the name of the Company to "Paramount Holding Corp".

     This Information Statement is first being mailed to stockholders on or about March 18, 2002. We are not asking you for a proxy and you are requested not to send us a proxy.


                        GENERAL INFORMATION

     This Information Statement is being furnished to the stockholders of Millionaire.com, a Nevada corporation (the "Company"), to advise you of actions which have already been approved by a majority in interest of the stockholders of the Company.

     The approved action (the "Action") changes the name of the Company to Paramount Holding Corp. This action does not create any dissenting shareholder rights under applicable state law.

                       QUESTIONS AND ANSWERS

Q:   What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Stockholders holding a majority in interest of the outstanding voting common stock of the Company have already agreed to approve:



     o   a change in the name of the Company to "Paramount
     Holding Corp"

               OUTSTANDING SHARES AND VOTING RIGHTS

At December 31, 2001, the Company had 10,977,237 shares of Common
Stock outstanding.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information regarding ownership of Millionaire.com's common stock as of April 16, 2001 by:
    (i) each person known to us to own beneficially more than 5% of our outstanding common stock;
    (ii) each director of Millionaire.com;
    (iii)each executive officer named in the summary compensation table; and
    (iv) all directors and executive officers of Millionaire.com as a group.

Share ownership is based on 10,977,237 shares of common stock outstanding on December 31, 2001.  Unless otherwise noted, the address of each shareholder is c/o Millionaire.com,
18 Plantation Park Drive, Bluffton, SC 29910.
                                                       Percent of Shares
                                                         Beneficially
Name and Address of Beneficial Owner  Number of Shares      Owned
W. Kenneth Costanzo                        112,000        1%
112 Meilland Drive
Greer, SC 29650

Lynn Dixon                                 877,357        8%
311 S. State Street
Salt Lake City, UT 84111

Douglas Lambert and Jenny Lambert          470,000        5.2%
1924 Bayhill Drive
Las Vegas, NV 89117

Lancer Offshore Inc. (1)                   1,250,000      4.3%
375 Park Avenue, Suite 2006
New York, NY 10152

Frank Osborne                               160,000       1.5%
1 Stillwater Lane
Bluffton, SC 29910

David Strong                                160,000       1.5%
30 Wimbledon Court ~ 9A
Hilton Head Island, SC 29920

                                                       Percent of Shares
                                                         Beneficially
Name and Address of Beneficial Owner  Number of Shares      Owned


Trinity American Corp.                     696,269        6.3%
800 Kings Highway, N. Suite 500
Cherry Hill, NJ 08034

Robert L. White                            1,766,000(2)   16.1%
18 Plantation Park Drive
Bluffton, SC 29910

All Directors and Executive
Officers as a Group                          433,000(3)    3.9%

     (1) The 1175,000 shares of our common stock owned by Lancer Voyager Fund had been transferred to Lancer Offshore, Inc.,
     A BVI company, whose investment manager is Lancer Manager Group, LLC. The Managing Member of Lancer Offshore, Inc. is Michael Lauer. Lancer Offshore, Inc. has been advised of its 13-D obligations under the Securities and Exchange Act of 1934.

     (2) Includes 160,000 shares issuable upon exercise of currently exercisable options by Mr. White's wife.

     (3) Includes shares issuable upon exercise of options referenced in note (iv) above.


                        ACTIONS TO BE TAKEN

A.  THE NAME CHANGE

     The proposed change of the Company's name to "Paramount Holding Corp" was suggested by management because the Company no longer publishes its magazine under the name "Millionaire" . Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Stockholders holding a total of 6,153,616 shares of Common Stock (56%) have already agreed to give such consent to such action. The name change will become effective on the Effective Date.

                            RECORD DATE

     The close of business March 15, 2002, has been fixed as the record date for the determination of stockholders entitled to receive this Information Statement.

                 EXPENSES OF INFORMATION STATEMENT

     The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record, on the Record Date, by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.




NO RIGHTS OF APPRAISAL

     Under the laws of the State of Nevada, our dissenting stockholders are not entitled to appraisal rights with respect to our proposed Amendment to our Certificate of Incorporation effectuating the change in the Company's name, and we will not independently provide our stockholders with any such right.

                          INDEMNIFICATION

     Our Certificate of Incorporation and our By-laws limit the liability of directors and officers to the maximum extent permitted by the General Corporate Law of Delaware. We carry no director or officer liability insurance. The Company has been advised that it is the position of the SEC that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

                             EXHIBITS
EXHIBITS:
A. Amendment to the Certificate of Incorporation of millionaire.com name change to Paramount Holding Co

EXHIBIT A

                     CERTIFICATE OF AMENDMENT
                 TO THE ARTICLES OF INCORPORATION
                                OF
                          MILLIONAIRE.COM

          Pursuant to the applicable provisions of the Nevada Business Corporations Act, Millionaire.com (the "Corporation") adopts the following Articles of
          Amendment to its Articles of Incorporation:
               FIRST: THE PRESENT NAME OF THE Corporation is
          Millionaire.com
               SECOND: The following amendments to its Articles of Incorporation were adopted by the Board of Directors and by majority consent of shareholders of the Corporation
          in the manner prescribed by applicable law.
               (1)  The Article entitled ARTICLE I - NAME, is amended
                 to read as follows:
                         ARTICLE I - NAME
         The name of the corporation shall be: Paramount Holding
          Corp
               THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 10,977,237.
               FOURTH: The number of shares voted was 6,153,616
          (56%) and no shares were voted against such amendment.
         DATED this      day of       2002.


              By:
                     Warren Guy, President

                           VERIFICATION

         STATE OF SOUTH CAROLINA       )
              : ss.
         COUNTY OF BEAUFORT            )
         The undersigned being first duly sworn, deposes and states: that the undersigned is the President of Millionaire.com, that the undersigned has read the Certificate of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the board of directors and stockholders of the Corporation.


              Warren Guy

          STATE OF SOUTH CAROLINA       )
                                        :ss.
          COUNTY OF BEAUFORT            )
               Before me the undersigned Notary Republic in and for the said County and State, personally appeared the President of Millionaire.com, a Nevada Corporation, and signed the foregoing Articles of Amendment as his own free and voluntary acts and deeds pursuant to a corporate resolution for the uses and purposes set forth.
               IN WITNESS WHEREOF, I have set my hand and my seal this 28 day of February, 2002.


                                        NOTARY REPUBLIC